Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR UPON RECEIPT BY BORROWER OF AN OPINION OF COUNSEL SATISFACTORY TO BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

DECORIZE, INC.
SUBORDINATED PROMISSORY NOTE

$125,000.00	Springfield, Missouri	October 21, 2005

FOR VALUE RECEIVED, the undersigned, Decorize, Inc., a Delaware corporation (herein called “Borrower”), hereby promises to pay to the order of Nest USA, Inc., a Delaware corporation (herein called “Lender”), the principal sum of One Hundred Twenty-Five Thousand and NO/100 Dollars ($125,000.00), together with interest on the unpaid principal balance thereof as hereinafter set forth in this Note. Both principal and interest are payable as herein provided in lawful money of the United States of America at the address provided by Lender for purposes of payment, or at such other place as from time to time may be designated by the holder of this Note.

This Note (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate (as defined below). The “Base Rate” of this Note shall be 10% per annum. Upon the occurrence of an Event of Default, all past due principal of and past due interest under this Note shall bear interest on each day outstanding at a rate per annum equal to the Base Rate plus three percent (3.0%) (the “Default Rate”). If any Event of Default is cured by Borrower or waived by Lender, the Default Rate shall not apply for any period following such cure or waiver, as applicable. Notwithstanding anything to the contrary in this paragraph, in no event shall the Base Rate or the Default Rate exceed the Highest Lawful Rate (as defined below), and if at any time either of those rates exceed the Highest Lawful Rate, then such rate shall be deemed modified to equal the Highest Lawful Rate, for so long as such rate exceeds the Highest Lawful Rate.

Interest payments on the unpaid principal balance of this Note shall be made in monthly installments over the term of this Note on the 1st day of each calendar month, commencing on December 1, 2005. All payments made under this Note shall be applied first to costs of enforcement or collection of this Note (if any), second, to accrued but unpaid interest, and third, to outstanding principal. The outstanding principal amount of this Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on December 18, 2005.

It is the intention of the parties to comply with all applicable laws. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Note, interest on the debt evidenced by this Note shall not at any time exceed the maximum amount of non-usurious interest that may be contracted for, taken, reserved, charged or received under applicable law (the “Highest Lawful Rate”). Any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by the holder or holders hereof in connection with such indebtedness.

For purposes of this Note, the following events shall constitute an “Event of Default”:

(a)	the default by Borrower in any required payment of principal of or interest on this Note; or

(b)	Borrower breaches or otherwise fails to perform or observe any covenant or agreement that is set forth in this Note; or

(c)
the entry of a decree or order for relief by a court having jurisdiction in respect of Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, which is not vacated or dismissed within sixty (60) days, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower or for any substantial part of its property, or ordering the winding up or liquidation of its affairs; or

(d)
the commencement by Borrower or any affiliate thereof of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment to or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

(e)	ifBorrower is liquidated or winds up its affairs; or

(f)	the sale or liquidation of all or substantially all of the assets of Borrower;

Upon the occurrence of an Event of Default, then, and in every such case, the holder of this Note may declare the principal of this Note, together with all accrued and unpaid interest thereon to be due and payable immediately, and the same shall become and be due and payable, without presentment, demand, protest, notice of intent to accelerate or other notice of any kind all of which are expressly waived, and Lender may exercise all remedies available at law, in equity or hereunder.

If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note, jointly and severally, agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW. The parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in Greene County, Missouri for the purpose of any suit, action or other proceeding arising out of or based on this Note. Each party, to the extent applicable law permits, waives, and will not assert by way of motion, as a defense or otherwise, in any suit, action or proceeding brought in the above-named courts, any claim that (a) it is not subject personally to the jurisdiction of those courts, (b) the suit, action or proceeding is brought in an inconvenient forum, (c) the venue of the suit, action or proceeding is improper, or (d) any of these agreements and instruments, or their respective subject matter, may not be enforced in or by these courts.

Notwithstanding anything to the contrary contained in this Note or any other agreement, document or instrument evidencing the indebtedness evidenced by this Note, this Note and the indebtedness evidenced hereby shall be subordinate in right of payment and otherwise to all amounts due under the Factoring Agreement between Decorize, Inc. and Bibby Financial Services Midwest.

Executed as of the date first written above.

BORROWER: DECORIZE, INC. a Delaware corporation

By:	/s/ Steve Crowder
Steve Crowder
Its: President and Chief Executive Officer

3